UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 6, 2008

                                 LHC GROUP, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        8082                       71-0918189
      --------                        ----                       ----------
  (State or Other           (Commission File Number)          (I.R.S. Employer
   Jurisdiction                                              Identification No.)
 of Incorporation)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information contained in the discussion under Item 2.03 below is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 6, 2008, LHC Group, Inc. (the "Company") entered into the First Amendment to Credit Agreement (the "First Amendment") by and among the Company, Capital One, National Association, as administrative agent (the "Agent") and the lenders party thereto (the "Lenders"). The First Amendment amends the Credit Agreement (the "Credit Agreement") dated as of February 20, 2008 among the Company, the Agent and Capital One Corporation, as sole bookrunner and sole lead arranger, and adds First Tennessee Bank, N.A. as an additional lender to the Credit Agreement. Pursuant to the terms of the Credit Agreement, as amended by the First Amendment, the maximum aggregate principal amount of the line of credit increased from $25.0 million to $37.5 million. The increase of the line of credit constitutes partial fulfillment of Company's option, contained in the Credit Agreement, as amended, to increase the line of credit to $50.0 million.

     The interest rate for borrowings under the Credit Agreement is a function of the prime rate or the eurodollar rate ("Eurodollar Rate Loans"), as elected by the Company, plus the applicable margin. The First Amendment also amends the applicable margin for Eurodollar Rate Loans under the Credit Agreement as set forth below:

 -----------------------------------     ------------------------------------
            LEVERAGE RATIO                       EURODOLLAR MARGIN
 -----------------------------------     ------------------------------------
             < 1.00:1.00                               1.75%
 -----------------------------------     ------------------------------------
       = 1.00:1.00 < 1.50:1.00                         2.00%
 -----------------------------------     ------------------------------------
       = 1.50:1.00 < 2.00:1.00                         2.25%
 -----------------------------------     ------------------------------------
             = 2.00:1.00                               2.50%
 -----------------------------------     ------------------------------------

     The summary above is qualified in its entirety by the First Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     A copy of the First Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LHC GROUP, INC.


                                            By:  /s/ Peter J. Roman
                                                 -------------------------------
                                                 Peter J. Roman
                                                 Senior Vice President and Chief
                                                 Financial Officer



Dated:   March 10, 2008

                                INDEX TO EXHIBITS



          EXHIBIT NO.       DESCRIPTION
          -----------       -----------------------------------------------

             10.1 First Amendment Credit Agreement by and among LHC Group, Inc., Capital One, National Association, as administrative agent for the lenders, and the lenders party thereto, dated as of March 6, 2008.